Dreyfus Premier GNMA Fund

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier GNMA Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months have produced mixed results for fixed-income investors. That' s because economic growth has been stronger than many analysts expected, fueling fears that inflation pressures may re-emerge. Overseas economies that had been in recession -- including Japan and the rest of Asia -- appear to have begun to gain strength. The U.S. economy, which is now in its eighth year of expansion, has also grown more robustly than expected. In response, the Federal Reserve raised short-term interest rates modestly on June 30.

In this economic climate, U.S. Treasury securities declined, giving back all of the gains they achieved during their remarkable rally last summer and fall. Prices of other types of bonds fell less sharply or remained relatively unchanged when investors shifted assets back into market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided higher returns than U.S. Treasuries over the first half of 1999.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier GNMA Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999





<PAGE 2>

DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Premier GNMA Fund performed as shown in the following table:




                                                                           APPROXIMATE                    DISTRIBUTION RATE
                                           TOTAL RETURN(1)               INCOME DIVIDENDS                     PER SHARE(2

                                         (_________________)          ______________________            ______________________
Class A Shares                                 -0.13%                         $0.361                             4.78%

Class B Shares                                 -0.06%                         $0.322                             4.45%

Class C Shares                                 -0.25%                         $0.304                             4.21%

Lehman    Brothers

   GNMA Index(3)                               -0.57%

The fund's performance was largely due to a rising interest rate environment, in which mortgage rates have also increased. When mortgage rates rise, prices of existing mortgage-backed securities tend to fall. That's because bond prices and yields move in opposite directions. However, the effects of higher mortgage rates were partially offset by a decline in prepayment risk as fewer homeowners
refinanced    their    mortgages.

What is the fund's investment approach?

The fund invests primarily in GNMA (Government National Mortgage Association) and GNMA-related securities. The remainder may be allocated to other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review prepayment indicators, as an increase in this trend would cause a decline in the dividend income levels payable by the fund.

*  OPTION-ADJUSTED  SPREAD  ANALYSIS.  This  tool  compares the "optionality" of
different   mortgage-backed   securities   with   "now   optionable"   The  Fun



<PAGE 3>

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities (such as U.S. Treasuries). Homeowners have the right to prepay their mortgage at any time. This essentially gives a call option to the homeowner, exercisable against the mortgage-backed securities investor. Using this tool helps us determine whether it is advisable to purchase optionable securities.

* CASH FLOW STRUCTURE ANALYSIS. We review cash flows of different types of securities. Our analysis currently indicates that GNMA project loans have a strong cash flow, which is a favorable sign. The loans, issued for multi-family, government-sponsored housing, do not allow prepayments. This feature provided protection against prepayment risk and helped improve the fund's overall return

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security over a six-month time horizon. This helps us estimate whether a security is or is not likely to be able to surpass the return generated by its benchmark.

What other factors influenced the fund's performance?

Our position in GNMA project loans, which we acquired in the second half of 1998 and maintained in the first half of 1999, contributed positively to performance. We purchased these bonds when their valuations were low, and they have since recovered significantly, which has served to boost the portfolio's returns

Another positive driver of performance was our substantial position in adjustable-rate GNMA adjustable-rate mortgages ("ARM"), which we added in the first quarter of 1999. In contrast to a fixed-rate mortgage, in which the interest rate remains the same for the life of the loan, the rate on an ARM changes periodically, usually in relation to an index. We added ARMs because, in a rising interest rate environment, their yields tend to increase to a greater extent than those on U.S. Treasuries. When interest rates rose during the period, prices of ARMs remained approximately the same, while those of U.S.
Treasury bonds declined significantly. ARMs thus added price stability to the fund, as well as high yield, which helped raise the fund's total return.


<PAGE 4>


On the other hand, another change we initiated during the last six months -- increasing our holdings in higher-coupon securities other than GNMA ARMs -- was not as favorable. We purchased these securities because the mortgages underlying them carry higher interest rates. As a result, holders of these types of bonds tend to prepay at a much slower rate when interest rates rise. Generally, the more slowly a pool of mortgages is prepaid, the greater the potential income for mortgage investors. However, in the last six months, the performance of higher-coupon securities fell short of our expectations, mainly due to a large
supply    of    them    on    the    market.

What is the fund's current strategy?

We anticipated the Federal Reserve's June 30 interest rate increase. Because rate hikes have historically been implemented in clusters, we continue to position the fund for the possibility of higher interest rates ahead. Accordingly, we are keeping the fund's duration short -- currently 4.15 years. And, we are maintaining our positions in GNMA ARMs, higher-coupon GNMA
securities   and  other  mortgage  debt  and  de-emphasizing  U.S.  Treasuries.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. NEITHER THE MARKET VALUE OR GNMA SECURITIES NOR THE VALUE OF THE FUND'S SHARES ARE GUARANTEED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD (ANNUALIZED), DIVIDED BY THE MAXIMUM OFFERING PRICE PER SHARE IN THE CASE OF CLASS A SHARES, OR THE NET ASSET PER SHARE IN THE CASE OF CLASS B AND C SHARES AT THE END OF THE PERIOD.

(3) SOURCE: LEHMAN BROTHERS -- THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

<PAGE 5>


STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)




                                                  Principal
BONDS AND NOTES--104.7%                           Amount ($)          Value ($)
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES--104.0%

Government National Mortgage Association I:


   6.5%, 5/15/2009-3/15/2029                      26,554,934  (a)    26,102,880

   7%                                              7,500,000  (b)     7,421,069

   7%, 2/15/2022-10/15/2023                       22,667,121         22,594,994

   7.5%                                            2,700,000  (b)     2,728,674

   7.5%, 3/15/2002-12/15/2023                      8,040,319          8,203,130

   8%, 4/15/2008-12/15/2022                        9,469,157  (a)     9,780,983

   8.5%, 10/15/2017-12/15/2022                     2,829,278          2,996,045

   9%, 4/15/2016-12/15/2022                        3,396,583          3,642,512

   9.5%, 12/15/2016-1/15/2025                      2,909,531          3,167,191

   11.5%, 1/15/2013                                   35,610             38,782

                                                                     86,676,260

Government National Mortgage Association I:

  Project Loans:

   6.25%, 11/15/2018                               1,478,239          1,428,348

   6.32%, 10/15/2033                               1,522,550          1,465,926

   6.35%, 6/15/2030-2/15/2034                      4,174,804          4,024,092

   6.375%, 2/15/2028                               1,480,885          1,442,012

   6.45%, 8/15/2033-11/15/2033                     4,848,104          4,759,557

   6.5%, 7/15/2033                                   929,512            914,696

   6.625%, 7/15/2033-11/15/2033                    3,308,739          3,266,294

   6.7%, 2/15/2033                                 3,736,350  (a)     3,694,316

   7.12%, 2/15/2039                                1,987,566  (a)     2,040,972

                                                                     23,036,213

Government National Mortgage Association II:

   5%                                              7,500,000  (b,c)   7,354,650

   5.5%, 4/20/2028                                 5,657,447  (c)     5,721,093

   8%, 10/20/2026                                  7,711,266          7,906,439

   9%, 7/20/2025                                   2,435,180          2,563,783

   11%, 12/20/2013-9/20/2015                         794,228            888,848

                                                                     24,434,813

TOTAL MORTGAGE-BACKED SECURITIES                                    134,147,286

U.S. GOVERNMENTS--.7%

U.S. Treasury Bonds,

   5.25%, 2/15/2029                                1,000,000            897,880


TOTAL BONDS AND NOTES

   (cost $135,892,617)                                              135,045,166


<PAGE 6>


                                          Principal
SHORT-TERM INVESTMENTS--6.9%              Amount ($)                Value ($)
----------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.42%, 7/1/1999                          266,000  (a)             266,000

   5.08%, 7/22/1999                         835,000  (a)             833,003

   4.46%, 8/5/1999                        1,245,000  (a)           1,240,331

   4.93%, 8/19/1999                       5,031,000  (a)           5,001,005

   4.6%, 9/2/1999                           230,000  (a)             228,193

   4.4%, 9/16/1999                        1,380,000  (a)           1,366,480

TOTAL SHORT-TERM INVESTMENTS


   (cost $8,934,426)                                               8,935,012
-----------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $144,827,043)                       111.6%              143,980,178

LIABILITIES, LESS CASH AND RECEIVABLES       (11.6%)             (14,998,971)

NET ASSETS                                   100.0%              128,981,207


(A) SECURITIES HELD IN WHOLE OR IN PART BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(C)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 7>


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                         Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           144,827,043   143,980,178

Receivable for investment securities sold                             5,835,889

Interest receivable                                                     781,903

Receivable for shares of Beneficial Interest subscribed                 222,624

Prepaid expenses                                                         27,118

                                                                    150,847,712
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            84,339

Due to Distributor                                                       43,270

Cash overdraft due to Custodian                                         774,065

Payable for investment securities purchased                          17,560,326

Payable for shares of Beneficial Interest redeemed                    3,335,904

Accrued expenses                                                         68,601

                                                                     21,866,505
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      128,981,207
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     133,676,983

Accumulated undistributed investment income--net                        126,648

Accumulated net realized gain (loss) on investments                  (3,975,559)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                              (846,865)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      128,981,207


NET ASSET VALUE PER SHARE



                                                                       Class A                Class B              Class C
------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                        90,989,844             34,912,192              3,079,171

Shares Outstanding                                                     6,251,602              2,396,484                211,419
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                              14.55                  14.57                  14.56

SEE NOTES TO FINANCIAL STATEMENTS.



<PAGE 8>


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,158,680

EXPENSES:

Management fee--Note 3(a)                                              373,019

Shareholder servicing costs--Note 3(c)                                 236,182

Distribution fees--Note 3(b)                                           103,350

Professional fees                                                       37,029

Registration fees                                                       19,652

Custodian fees--Note 3(c)                                               17,178

Trustees' fees and expenses--Note 3(d)                                  14,380

Prospectus and shareholders' reports                                     8,052

Loan commitment fees--Note 2                                               321

Miscellaneous                                                            4,184

TOTAL EXPENSES                                                         813,347

INVESTMENT INCOME--NET                                               3,345,333
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (230,228)

Net unrealized appreciation (depreciation) on investments           (2,926,662)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,156,890)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   188,443

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 9>


STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months Ended
                                            June 30, 1999         Year Ended
                                              (Unaudited)     December 31, 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,345,333            7,114,363

Net realized gain (loss) on investments         (230,228)            2,797,330

Net unrealized appreciation (depreciation)
   on investments                             (2,926,662)           (1,696,582)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     188,443             8,215,111
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (2,358,128)           (5,149,217)

Class B shares                                  (805,207)           (1,926,683)

Class C shares                                   (61,786)              (39,780)

TOTAL DIVIDENDS                               (3,225,121)           (7,115,680)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                22,333,942           56,066,526

Class B shares                                 6,710,331           12,810,406

Class C shares                                 1,817,949            2,868,856

Dividends reinvested:

Class A shares                                 1,611,225            3,495,046

Class B shares                                   549,729            1,344,579

Class C shares                                    19,091               23,643

Cost of shares redeemed:

Class A shares                               (25,169,910)         (61,029,061)

Class B shares                               (13,307,802)         (11,479,877)

Class C shares                                (1,251,486)            (450,210)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (6,686,931)           3,649,908

TOTAL INCREASE (DECREASE) IN NET ASSETS       (9,723,609)           4,749,339
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          138,704,816          133,955,477

END OF PERIOD                                128,981,207          138,704,816

Undistributed investment income--net             126,648                6,436

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 10>



                                         Six Months Ended
                                            June 30, 1999            Year Ended
                                              (Unaudited)     December 31, 1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,510,385             3,776,757

Shares issued for dividends reinvested            109,194               235,306

Shares redeemed                                (1,706,681)           (4,112,467)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (87,102)             (100,404)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       452,926               861,589

Shares issued for dividends reinvested             37,211                90,452

Shares redeemed                                  (897,282)             (772,433)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (407,145)              179,608
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       122,589               193,103

Shares issued for dividends reinvested              1,293                 1,589

Shares redeemed                                   (84,342)              (30,238)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      39,540               164,454

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 11>


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                              Six Months Ended
                                              June 30, 1999                           Year Ended December 31,
                                                                             --------------------------------------------

CLASS A SHARES                                  (Unaudited)        1998           1997          1996           1995          1994
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                              14.89         14.76         14.37          14.66         13.54        14.84

Investment Operations:

Investment income--net                                .36           .81           .85            .88           .91          .88

Net realized and unrealized
   gain (loss) on investments                        (.34)          .13           .39           (.29)         1.12        (1.30)

Total from Investment Operations                      .02           .94          1.24            .59          2.03         (.42)

Distributions:

Dividends from investment

   income--net                                       (.36)         (.81)         (.85)          (.88)         (.91)         (.88)

Net asset value, end of period                      14.55         14.89         14.76          14.37         14.66         13.54
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                   .26(b)       6.51          8.91           4.25         15.43         (2.91)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                       1.04(b)         1.05         1.05          1.04           1.03           .94

Ratio of net investment income

   to average net assets                            5.10(b)         5.44         5.87          6.17           6.45          6.20

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                        --              --           --            --             --           .06

Portfolio Turnover Rate                           214.41(c)       283.20       518.62        267.22         349.24        427.27
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    90,990          94,369       95,071       111,267        134,545       141,456

(A)  EXCLUSIVE OF SALES LOAD.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 12>




                                             Six Months Ended
                                              June 30, 1999                         Year Ended December 31,
                                                                                    -----------------------

CLASS B SHARES                                  (Unaudited)        1998           1997          1996           1995          1994
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                              14.90         14.78         14.38          14.67         13.55        14.84

Investment Operations:

Investment income--net                                .32           .73           .78            .81           .84          .80

Net realized and unrealized
   gain (loss) on investments                        (.33)          .12           .40           (.29)         1.12        (1.29)

Total from Investment Operations                     (.01)          .85          1.18            .52          1.96         (.49)

Distributions:

Dividends from investment

   income--net                                       (.32)         (.73)         (.78)          (.81)         (.84)        (.80)

Net asset value, end of period                      14.57         14.90         14.78          14.38         14.67        13.55
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  (.12)(b)      5.90          8.43           3.71         14.83        (3.39)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                        1.56(b)       1.56          1.55           1.55          1.55         1.51

Ratio of net investment income

   to average net assets                             4.53(b)       4.93          5.36           5.65          5.89         5.61

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                          --           --            --            --             --          .05

Portfolio Turnover Rate                            214.41(c)     283.20        518.62         267.22        349.24       427.27
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     34,912        41,775        38,775         39,833        41,934       35,710

(A)  EXCLUSIVE OF SALES LOAD.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 13>


FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                   Six Months Ended
                                                                    June 30, 1999          Year Ended December 31,
                                                                                           -----------------------

CLASS C SHARES                                                       (Unaudited)      1998      1997        1996     1995(a)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   14.90          14.77    14.38       14.67        14.48

Investment Operations:

Investment income--net                                                   .30            .68      .75         .77          .16

Net realized and unrealized gain (loss)
   on investments                                                       (.34)           .13      .39        (.29)         .19

Total from Investment Operations                                        (.04)           .81     1.14         .48          .35

Distributions:

Dividends from investment income--net                                   (.30)          (.68)    (.75)       (.77)        (.16)

Net asset value, end of period                                         14.56          14.90    14.77       14.38        14.67
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                     (.50)(c)       5.62     8.13        3.44        11.47(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.84(c)        1.80     1.80        1.79         1.79(c)

Ratio of net investment income
   to average net assets                                                4.36(c)        4.40     5.11        5.42         5.25(c)

Portfolio Turnover Rate                                               214.41(d)      283.20   518.62      267.22       349.24
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  3,079          2,561      110          17            1

(A)  FROM OCTOBER 16, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1995.

(B)  EXCLUSIVE OF SALES LOAD.

(C)  ANNUALIZED.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 14>


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA  Fund  (the  "fund" ) is  registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service
based   upon   its   evaluation   of   the   market   for  such  secu

The  Fund  <PAGE 15>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,705,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2002.


<PAGE 16>


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $558 during the period ended June 30, 1999, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of
Class C shares. During the period ended June 30, 1999, Class B and Class C shares were charged $92,246 and $11,104, respectively, pursuant to the Distribution Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and
other    information,    and   services   related   to   the   main

The Fund <PAGE 17>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

tenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1999, Class A, Class B and Class C shares were charged $119,730, $46,122 and $3,702, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $50,112 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $17,178 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $311,197,156 and $330,140,392, respectively.

At June 30, 1999, accumulated net unrealized depreciation on investments was $846,865, consisting of $1,000,605 gross unrealized appreciation and $1,847,470 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


<PAGE 18>


NOTES

<PAGE 19>


                                                           For More Information

                        Dreyfus Premier GNMA Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              027/614SA996